Exhibit 32.2
CERTIFICATION
of
Larry Finger
Principal Financial Officer
I, Larry Finger, Principal Financial Officer of Copper Property CTL Pass Through Trust (the “Trust”), do hereby certify in accordance with 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1.The Quarterly Report on Form 10-Q of the Trust for the period ended June 30, 2026 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

2.The information contained in the Report fairly represents, in all material respects, the financial condition and results of operations of the Trust.

Date: August 14, 2026

/s/ Larry Finger
Larry Finger
Principal Financial Officer